UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 1, 2020 (September 25, 2020)

SERVICEMASTER GLOBAL HOLDINGS, INC.

 (Exact name of each registrant as specified in its charter)

Delaware	001-36507	20-8738320
(State or other jurisdiction of incorporation)	(Commission File Numbers)	(IRS Employer Identification Nos.)

150 Peabody Place, Memphis, Tennessee	38103
(Address of principal executive offices)	(Zip Code)

(901) 597-1400

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common, par value $0.01	SERV	NYSE

Item 1.01. Entry into a Material Definitive Agreement.

On September 30, 2020, ServiceMaster Global Holdings, Inc. (the “Company”) closed on an amendment to its existing Term Loan B credit agreement that permits proceeds from the sale of ServiceMaster Brands, as described below in Item 2.01 of this Current Report on Form 8-K, to be used to retire subordinated debt or pay shareholder returns. In conjunction with the amendment, the Company made an approximately $51 million advance amortization payment on the Term Loan B, set to mature in November of 2026. There were no additional material changes to the terms of the Term Loan B and there was no extension of the maturity date. A copy of the amendment to the Term Loan B credit agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01. In connection with the sale of ServiceMaster Brands and the amendment to the Term Loan B credit agreement, the lenders under the Term Loan B credit agreement agreed to release the legal entities that are being transferred in the sale of ServiceMaster Brands as guarantors of the Term Loan B credit agreement. A copy of the release of guarantors is being filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference in this Item 1.01.

The Company announced that intends to retire all $750 million of its existing 5.125% high yield bonds on November 15, 2020. In conjunction with the retirement, the Company will pay a prepayment penalty of 2.563%.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On October 1, 2020, the Company completed the previously announced sale of its ServiceMaster Brands businesses (the “Business”) to RW Purchaser LLC (“Purchaser”), an affiliate of investment funds managed by Roark Capital Management LLC (“Roark Capital”), pursuant to a Purchase Agreement (the “Purchase Agreement”), dated September 1, 2020, by and among the Company and Purchaser, for a purchase price of $1.553 billion in cash, subject to certain adjustments for indebtedness, cash and working capital of the Business at the closing of the transaction (such transaction, the “Transaction”).

The foregoing description of the Transaction does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, a copy of which was filed as Exhibit 2.1 to Parent’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 2, 2020, and the full text of which is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 28, 2020, the Compensation Committee approved a retention agreement for Dion Persson that provided he would receive a cash retention award of $225,000 in order to retain him and ensure the Company benefited from his services in leading the exploration of strategic alternatives for the Business. Given Mr. Persson’s continued leadership and his efforts in connection with the disposition of the Business, on September 30, 2020 the Compensation Committee elected to increase his bonus from $225,000 to $450,000, which amount is being paid to Mr. Persson today.

Item 7.01. Regulation FD Disclosure.

On October 1, 2020, the Company issued a press release announcing, among other things, the items described in Items 1.01 and 2.01 of this Current Report on Form 8-K and the authorization of a three-year $400 million share repurchase program, which was approved by the Company’s Board of Directors on September 25, 2020. Under the share repurchase program, the Company may repurchase shares in accordance with all applicable securities laws and regulations, including Rule 10b-18 of the Securities Exchange Act of 1934, as amended. The Company also announced that it will be changing its name to Terminix Global Holdings, Inc., and its stock will begin trading Monday, October 5, 2020 under the NYSE ticker symbol “TMX”. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference in this Item 7.01.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)

Exhibit Number	Description of Exhibit
10.1	Fifth Amendment, dated as of September 30, 2020, to the Credit Agreement, dated as of July 1, 2014, among The ServiceMaster Company, LLC, JPMorgan Chase Bank N.A., as administrative agent, the lenders and other financial institutions party thereto and certain Subsidiaries named therein.

10.2	Release Agreement, dated September 30, 2020, related to release of guarantor legal entities being sold as part of the Business and the underlying assets thereof in connection with the Guarantee and Collateral Agreement, dated as of July 1, 2014, made by The ServiceMaster Company, LLC, CDRSVM HOLDING, LLC and certain subsidiaries of ServiceMaster in favor of JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent for the secured parties.

99.1	Press Release of the Company, dated October 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SERVICEMASTER GLOBAL HOLDINGS, INC.
(Registrant)

October 1, 2020	By:	/s/ Anthony D. DiLucente
Anthony D. DiLucente
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibit
10.1	Fifth Amendment, dated as of September 30, 2020, to the Credit Agreement, dated as of July 1, 2014, among The ServiceMaster Company, LLC, JPMorgan Chase Bank N.A., as administrative agent, the lenders and other financial institutions party thereto and certain Subsidiaries named therein.

10.2	Release Agreement, dated September 30, 2020, related to release of guarantor legal entities being sold as part of the Business and the underlying assets thereof in connection with the Guarantee and Collateral Agreement, dated as of July 1, 2014, made by The ServiceMaster Company, LLC, CDRSVM HOLDING, LLC and certain subsidiaries of ServiceMaster in favor of JPMorgan Chase Bank, N.A. as Administrative Agent and Collateral Agent for the secured parties.

99.1	Press Release of the Company, dated October 1, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)